UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Cisco Systems, Inc. Shareholder Meeting to be held on 11/13/08.

You are receiving this communication because you hold shares in Cisco The Following Proxy Materials Are Available For View: Systems, Inc., and the materials you should review before you cast your vote are now available. • Notice of Annual Meeting and Proxy Statement

• Annual Report for the year ended July 26, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important PROXY MATERIALS—VIEW OR RECEIVE information contained in the proxy materials before voting. You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Shareholders may request copies of the proxy materials for the 2008 Annual Meeting of Shareholders or for all future meetings. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 10/30/08.

CISCO SYSTEMS, INC.

C/O PROXY SERVICES HOW TO VIEW MATERIALS VIA THE INTERNET

P.O. BOX 9142

FARMINGDALE, NY 11735 Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET—www.proxyvote.com

2) BY TELEPHONE—1-800-579-1639

3) BY E-MAIL*—sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Annual Meeting Information and Instructions on How to Vote

Meeting Information

How To Vote

Meeting Type: Annual

Meeting Date: 11/13/08 Vote In Person Meeting Time: 10:00 a.m.

You may choose to attend, and vote in person at, the For holders as of: 09/15/08 Annual Meeting of Shareholders. We will provide a ballot to shareholders of record who attend the Meeting and Meeting Location: wish to vote in person.

Santa Clara Convention Center

Elizabeth A. Hangs Theater Vote By Internet 5001 Great America Parkway

Santa Clara, CA 95054 To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Meeting Directions: Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M.

For directions to the Annual Meeting of Shareholders Eastern Time on November 12, 2008. Have your notice of Cisco Systems, Inc., please see the map on the last in hand when you access the web site and follow the page of the Proxy Statement, or call Investor Relations instructions. at (408) 227-2726.

Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Cisco Systems, Inc. will be held at the Santa Clara Convention Center in Elizabeth A. Hangs Theater, located at 5001 Great America Parkway, Santa Clara, California on Thursday, November 13, 2008, at 10:00 a.m. Pacific Time for the purpose of voting on the proposals identified “Voting items” on the next page.

The record date for determining those shareholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof is September 15, 2008. The stock transfer books will not be closed between the record date and the date of the annual meeting. A list of shareholders entitled to vote at the annual meeting will be available for inspection at R1CIS2 Cisco’s principal executive offices at the address listed above.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.

PROPOSAL 1 - Election of Directors:

Nominees:

1a. Carol A. Bartz

1b. M. Michele Burns

1c. Michael D. Capellas

1d. Larry R. Carter

1e. John T. Chambers

1f. Brian L. Halla

1g. Dr. John L. Hennessy

1h. Richard M. Kovacevich

1i. Roderick C. McGeary

1j. Michael K. Powell

1k. Steven M. West

1l. Jerry Yang

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 2 - To ratify the appointment of PricewaterhouseCoopers LLP as Cisco's independent registered public accounting firm for the fiscal year ending July 25, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSALS 3 AND 4.

PROPOSAL 3 - Proposal submitted by a shareholder to amend the Company's bylaws to establish a Board Committee on Human Rights.

PROPOSAL 4 - Proposal submitted by shareholders requesting the Board to publish a report to shareholders within six months providing a summarized listing and assessment of concrete steps Cisco could reasonably take to reduce the likelihood that its business practices might enable or encourage the violation of human rights, as set forth in the proxy statement.

To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

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